UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 9, 2014

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                                  20-8610073

(Commission File Number)                         (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

         Dallas, TX                                                                                75287

(Address of principal executive offices)                                                  (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On January 9, 2014, Blue Calypso, Inc. (the “Company”) entered into agreements with the holder (the “Holder”) of certain of its outstanding warrants originally issued in private placement transactions in September 2011 and April 2012. Pursuant to such agreements, which are more fully described below, the Company agreed to extend the period during which the warrants are exercisable at a reduced exercise price.

As reported in the Company’s Current Report on Form 8-K dated September 13, 2013, the Company previously amended such outstanding warrants in order to remove the cashless exercise feature and certain anti-dilution protections contained in such warrants. In exchange, the Company agreed to provide for a temporary reduction in the exercise price of such warrants from $0.10 to $0.05 through the later of December 31, 2013 or 45 days after a registration statement covering the underlying shares is declared effective by the SEC. As of January 9, 2014, an aggregate of 11,200,000 warrants have been exercised in consideration of proceeds to the Company of $560,000.

Pursuant to Amendment No. 4 to Common Stock Purchase Warrants, the exercise price of the warrants originally issued to the Holder in September 2011 shall be $0.05 per share until March 10, 2014. Following such date, the exercise price shall increase to $0.15 per share.

Pursuant to Amendment No. 3 to Common Stock Purchase Warrants, the exercise price of the warrants originally issued to the Holder in April 2012 shall be $0.05 per share until March 10, 2014. Following such date, the exercise price shall increase to $0.15 per share.

Amendment No. 4 to Common Stock Purchase Warrants and Amendment No. 3 to Common Stock Purchase Warrant are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including, without limitation, any representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Exchange Act.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1

Amendment No. 4 to Common Stock Purchase Warrants between the Company and the Holder dated January 9, 2014

10.2

Amendment No. 3 to Common Stock Purchase Warrant between the Company and the Holder dated January 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  January 10, 2014

By: /s/ William Ogle

       William Ogle

Chief Executive Officer